UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

Nivalis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3122 Sterling Circle, Suite 200

Boulder, CO 80301

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 945-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                   Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 18, 2017, Nivalis Therapeutics, Inc., a Delaware corporation (“Nivalis”), Nautilus Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nivalis (“Merger Sub”), and Alpine Immune Sciences, Inc., a Delaware corporation (“Alpine”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Alpine, with Alpine continuing as a wholly owned subsidiary of Nivalis and the surviving corporation of the merger (the “Merger”).  The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, each outstanding share of Alpine common  stock will be converted into the right to receive shares of Nivalis common stock (subject to the payment of cash in lieu of fractional shares and after giving effect to a reverse stock split of Nivalis common stock if determined necessary or appropriate by Nivalis, Alpine and Merger Sub) such that, immediately following the effective time of the Merger, preexisting Nivalis stockholders are expected to own approximately 26% of the outstanding capital stock of Nivalis on a fully diluted basis, and preexisting Alpine stockholders are expected to own approximately 74% of the outstanding capital stock of Nivalis on a fully diluted basis.

Prior to the execution and delivery of the Merger Agreement, and as a condition of the willingness of Nivalis to enter into the Merger Agreement, certain existing stockholders of Alpine have entered into agreements with Alpine pursuant to which such stockholders have agreed, subject to the terms and conditions of such agreements, to purchase prior to the consummation of the Merger shares of Alpine’s capital stock for an aggregate purchase price of approximately $17 million. The consummation of the transactions contemplated by such agreements is conditioned upon the satisfaction or waiver of the conditions set forth in the Merger Agreement.

Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of Nivalis and Alpine, and satisfaction of minimum net cash thresholds by each of Nivalis and Alpine.  In accordance with the terms of the Merger Agreement, (i) certain executive officers, directors and stockholders of Alpine (solely in their respective capacities as Alpine stockholders) have entered into support agreements with Nivalis to vote all of their shares of Alpine capital stock in favor of adoption of the Merger Agreement (the “Alpine Support Agreements”) and (ii) certain executive officers, directors and stockholders of Nivalis (solely in their respective capacities as Nivalis stockholders) have entered into support agreements with Alpine to vote all of their shares of Nivalis common stock in favor of approval of the Merger Agreement (the “Nivalis Support Agreements,” together with the Alpine Support Agreements, the “Support Agreements”).  The Support Agreements  include covenants with respect to the voting of such shares in favor of approving the transactions contemplated by the Merger Agreement and against any competing acquisition proposals and, other than the Nivalis Support Agreement delivered by The Estate of Arnold H. Snider, III, place certain restrictions on the transfer of the shares of Nivalis and Alpine held by the respective signatories thereto. The Support Agreements to be executed by certain stockholders of Nivalis affiliated with Deerfield Management Company, L.P. (the “Deerfield Signatories”) contain certain exceptions to the transfer of the shares of Nivalis held by the respective signatories thereto.

The Merger Agreement contains certain termination rights for both Nivalis and Alpine, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $2,500,000, or in some circumstances reimburse the other party’s expenses up to a maximum of $1,000,000.

At the effective time of the Merger, the Board of Directors of Nivalis is expected to consist of seven members, four of whom will be designated by Alpine, two of whom will be designated by Nivalis and one of whom will be an independent director designated by a majority of the other members of the Nivalis Board of Directors.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the form of Alpine Support Agreement and the forms of Nivalis Support Agreements, which are filed as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5, respectively, and which are incorporated herein by reference.  The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Alpine or Nivalis or to modify or supplement any factual disclosures about Nivalis in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Alpine and Nivalis made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Alpine, Nivalis or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Nivalis, Alpine, the proposed transaction and other matters.  These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Nivalis, as well as assumptions made by, and information currently available to, management.  Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each of Nivalis and Alpine to consummate the transaction; risks related to Nivalis’ ability to correctly estimate its operating expenses and its expenses associated with the transaction; risks related to the market price of Nivalis’ common stock relative to the exchange ratio; the ability of Nivalis or Alpine to protect their respective intellectual property rights; competitive responses to the transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Nivalis’ most recent Annual Report on Form 10-K, and Nivalis’ recent Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Nivalis can give no assurance that the conditions to the transaction will be satisfied. Except as required by applicable law, Nivalis undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between Nivalis and Alpine, Nivalis intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. NIVALIS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIVALIS, THE PROPOSED

TRANSACTION AND RELATED MATTERS.  Investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Nivalis with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  In addition, investors and shareholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Nivalis with the SEC by contacting Investor Relations by mail at Attn: Investor Relations, 3122 Sterling Circle, Boulder, Colorado, 80301.  Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Nivalis and Alpine, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Nivalis’ directors and executive officers is included in Nivalis’ Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 13, 2017, and the proxy statement for Nivalis’ 2017 annual meeting of stockholders, filed with the SEC on April 6, 2017.  Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated below.

Item 7.01 Regulation FD Disclosure.

Nivalis and Alpine will host a joint conference call on April 18, 2017 at 4:30 p.m. Eastern Time to discuss the proposed Merger.  A live audio webcast of the management presentation will be available at ir.nivalis.com.  Alternatively, callers may listen to the conference call by phone by dialing 1-877-451-6152 (domestic) or 1-201-389-0879 (international).  The conference ID number is 13660534.  The webcast will be archived on Nivalis’ website for at least 30 days.

By filing the information in this Item 7.01 of this Current Report on Form 8-K, Nivalis makes no admission as to the materiality of any information in this report.  The information contained herein is intended to be considered in the context of Nivalis’ filings with the SEC and other public announcements that Nivalis makes, by press release or otherwise, from time to time.  Nivalis undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 8.01 Other Events.

Attached as Exhibit 99.1 is a copy of the joint press release issued by Nivalis and Alpine on April 18, 2017 announcing the execution of the Merger Agreement.

Item 9.01 Financial Statements and Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2017	NIVALIS THERAPEUTICS, INC.

By:
/s/ R. Michael Carruthers
Name: R. Michael Carruthers
Title: Interim President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 18, 2017, by and among Nivalis Therapeutics, Inc., Nautilus Merger Sub, Inc. and Alpine Immune Sciences, Inc.

2.2	Form of Support Agreement, by and between Nivalis Therapeutics, Inc. and certain stockholders of Alpine Immune Sciences, Inc.

2.3	Form of Support Agreement, by and between Alpine Immune Sciences, Inc. and certain stockholders of Nivalis Therapeutics, Inc.

2.4	Form of Support Agreement, by and between Alpine Immune Sciences, Inc. and The Estate of Arnold H. Snider, III

2.5	Form of Support Agreement, by and between Alpine Immune Sciences, Inc. and the Deerfield Signatories

99.1	Joint Press Release issued April 18, 2017 by Nivalis Therapeutics, Inc. and Alpine Immune Sciences, Inc.

*                      All schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished to the Securities Exchange Commission upon request.